Pricing Supplement No. 8 Dated July 24, 1996
(To Prospectus dated January 12, 1996  File No.:33-63823)
Filed Pursuant to:  Rule 424 (b) (3)

                                 $400,000,000.00

                                 COMDISCO, INC.

                                Medium-Term Notes
              Due from 9 Months to 15 years From the Date of Issue


                                MEDIUM TERM NOTE
                                   FIXED RATE


Date of Issue:                               July 29, 1996

Maturity Date:                               July 30, 1999

Principal Amount:                            $15,000,000.00

Price to Public:                             100%

Interest Rate:                               6.83%

Interest Payment Dates:                      March 1 and Sept. 1


Form:    __X__ Book Entry            _____ Certificated

Optional Redemption Date:  N/A

Optional Repayment Date:   N/A

Agent's Discount or Commission:              $52,500.00

Cusip Number:                                20033R DT 3